MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

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                             CARMAX AUTO OWNER TRUST
                                  SERIES 1999-1

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Collection Period                                           1/1/00-1/31/00
Determination Date                                                2/9/2000
Payment Date                                                     2/15/2000

Pool Balance

     1 .    Pool Balance on the close of the last day of the preceding
            Collection Period                                                                                 $ 580,123,563.69

     2 .    Collections allocable to Principal                                                                $  19,780,293.88

     3 .    Principal Returns                                                                                 $     362,550.03

     4 .    Purchase Amount allocable to Principal                                                            $           0.00

     5 .    Defaulted Contracts                                                                               $     508,607.86

                                                                                                               ----------------
                                                                                                               ----------------
     6 .    Pool Balance on the close of the last day of the Collection Period                                $ 559,472,111.92
            (Ln 1 - Ln2 - Ln3 - Ln4 - Ln5)

     7 .    Initial Pool Balance                                                                              $ 643,957,759.72

     8 .    Pool Factor                                                                                              0.8688025

                                                                                           Beginning                End
     9 .    Portfolio Balances                                                             of Period            of Period
                                                                                       ---------------------------------------
                                                                                       ---------------------------------------

            a.  Class A-1 Note Balance                                                  $ 91,415,803.97       $  70,764,352.20
            b.  Class A-2 Note Balance                                                  $208,650,000.00       $ 208,650,000.00
            c.  Class A-3 Note Balance                                                  $178,900,000.00       $ 178,900,000.00
            d.  Class A-4 Note Balance                                                  $ 88,278,000.00       $  88,278,000.00
            e.  Certificate Balance                                                     $ 12,879,759.72       $  12,879,759.72
                                                                                        ---------------       ----------------
                                                                                        ---------------       ----------------
            f.  Total Portfolio Balance (sum a - e)                                     $580,123,563.69       $ 559,472,111.92

    10 .    Pool Factors

            a.  Class A-1 Note Pool Factor                                                    0.5888297              0.4558090
            b.  Class A-2 Note Pool Factor                                                    1.0000000              1.0000000
            c.  Class A-3 Note Pool Factor                                                    1.0000000              1.0000000
            d.  Class A-4 Note Pool Factor                                                    1.0000000              1.0000000
            e.  Certificate Pool Factor                                                       1.0000000              1.0000000
                                                                                         --------------       ----------------
                                                                                         --------------       ----------------
            f.  Aggregate Pool Factor                                                         0.9008721              0.8688025

    11 .    Weighted Average Coupon                                                                           %          10.57%

    12 .    Weighted Average Original Term                                                               months          58.60

    13 .    Weighted Average Remaining Term                                                              months          43.54

Collections

    14 .    Finance Charge:

            a.  Collections allocable to Finance Charge                                                       $   5,481,420.88
            b.  Liquidation Proceeds allocable to Finance Charge                                              $           0.00
            c.  Purchase Amount allocable to Finance Charge                                                   $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            d.  Available Finance Charge Collections (sum a - c)                                              $   5,481,420.88

    15 .    Principal:
            a.  Collections allocable to Principal                                                            $  19,780,293.88
            b.  Liquidation Proceeds allocable to Principal                                                   $         712.16
            c.  Purchase Amount allocable to Principal                                                        $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            d.  Available Principal Collections (sum a - c)                                                   $  19,781,006.04

    16 .    Total Finance Charge and Principal Collections (14d + 15d)                                        $  25,262,426.92

    17 .    Interest Income from Collection Account                                                           $     125,703.30

                                                                                                              ----------------
                                                                                                              ----------------
    18 .    Available Funds (Ln16 + Ln17)                                                                     $  25,388,130.22

Required Payment Amount

    19 .    Total Servicing Fee
            a.  Monthly Servicing Fee                                                                         $     483,436.30
            b.  Amount Unpaid from Prior Months                                                               $           0.00
            c.  Amount Paid                                                                                   $     483,436.30
                                                                                                              ----------------
                                                                                                              ----------------
            d.  Shortfall Amount (a + b - c)                                                                  $           0.00

    20 .    Noteholder Interest Amounts
            a.  Class A-1 Monthly Interest                                                                    $     441,005.07
            b.  Class A-1 Monthly Interest Carryover Shortfall                                                $           0.00
            c.  Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            d.  Total Class A-1 Note Interest (sum a - c)                                                     $     441,005.07

            e.  Class A-2 Monthly Interest                                                                    $   1,049,973.17
            f.  Class A-2 Monthly Interest Carryover Shortfall                                                $           0.00
            g.  Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            h.  Total Class A-2 Note Interest (sum a - c)                                                     $   1,049,973.17

            i.  Class A-3 Monthly Interest                                                                    $   1,007,803.33
            j.  Class A-3 Monthly Interest Carryover Shortfall                                                $           0.00
            k.  Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            l.  Total Class A-3 Note Interest (sum a - c)                                                     $   1,007,803.33

            m.  Class A-4 Monthly Interest                                                                    $     506,127.20
            n.  Class A-4 Monthly Interest Carryover Shortfall                                                $           0.00
            o.  Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            p.  Total Class A-4 Note Interest (sum a - c)                                                     $     506,127.20

            q.  Total Monthly Note Interest                                                                   $   3,004,908.77
            r.  Total Monthly Note Interest Carryover Shortfall                                               $           0.00
            s.  Total Interest Due on Monthly Note Interest Carryover Shortfall                               $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            t.  Total Note Interest (sum q - s)                                                               $   3,004,908.77

    21 .    Noteholder Principal Amounts
            a.  Class A-1 Monthly Note Principal                                                              $  20,651,451.77
            b.  Class A-2 Monthly Note Principal                                                              $           0.00
            c.  Class A-3 Monthly Note Principal                                                              $           0.00
            d.  Class A-4 Monthly Note Principal                                                              $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            e.  Total Monthly Note Principal                                                                  $  20,651,451.77

    22 .    Certificateholder Interest Amounts
            a.  Monthly Certificate Interest                                                                  $      76,419.91
            b.  Monthly Certificate Interest Carryover Shortfall                                              $           0.00
            c.  Interest Due on Monthly Certificate Interest Carryover Shortfall                              $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            d.  Total (sum a - c)                                                                             $      76,419.91

            e.  Total Certificate Interest                                                                    $      76,419.91

    23 .    Monthly Certificate Principal                                                                     $           0.00

    24 .    Required Payment Amount                                                                           $  24,216,216.76

Insurance Payment Amount

    25 .    Insurance Premium(s) Due
            a.  Current Amount Due                                                                            $      79,928.14
            b.  Overdue Premiums                                                                              $           0.00
            c.  Amount Paid                                                                                   $      79,928.14
                                                                                                              ----------------
                                                                                                              ----------------
            d.  Shortfall Amount (a + b - c)                                                                  $           0.00

    26 .    Unreimbursed Insurance Payments
            a.  Current Amount Due                                                                            $           0.00
            b.  Interest                                                                                      $           0.00
            c.  Amount Paid                                                                                   $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            d.  Shortfall Amount (a + b - c)                                                                  $           0.00

    27 .    Insurance Payment Amount                                                                          $      79,928.14

Available Funds

    28 .    Available Funds                                                                                   $  25,388,130.22

    29 .    Reserve Account Draw Amount                                                                       $           0.00

    30 .    Policy Claim Amount                                                                               $           0.00

Collection Account Activity

    31 .    Deposits
            a.  Total Daily Deposits of Finance Charge Collections                                            $   5,481,420.88
            b.  Total Daily Deposits of Principal Collections                                                 $  19,781,006.04
            c.  Withdrawal from Reserve Account                                                               $           0.00
            d.  Policy Claim Amount                                                                                       0.00
            e.  Interest Income                                                                               $     125,703.30
                                                                                                              ----------------
                                                                                                              ----------------
            f.  Total Deposits to Collection Account (sum a - e)                                              $  25,388,130.22

    32 .    Withdrawals
            a.  Servicing Fee                                                                                 $     483,436.30
            b.  Deposit to Note Payment Account for Monthly Note Interest/Principal                           $  23,656,360.54
            c.  Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal             $      76,419.91
            d.  Payments to Insurer for Insurance Premium                                                     $      79,928.14
            e.  Remibursement of Insurance Payments                                                           $           0.00
            f.  Deposit to Reserve Account                                                                    $           0.00
            g.  Payment to Seller of any remaining funds                                                      $   1,091,985.33
                                                                                                              ----------------
                                                                                                              ----------------
            h.  Total Withdrawals from Collection Account(sum a - g)                                          $  25,388,130.22

Note Payment Account Activity

    33 .    Deposits
            a.  Class A-1 Interest Distribution                                                               $     441,005.07
            b.  Class A-2 Interest Distribution                                                               $   1,049,973.17
            c.  Class A-3 Interest Distribution                                                               $   1,007,803.33
            d.  Class A-4 Interest Distribution                                                               $     506,127.20

            e.  Class A-1 Principal Distribution                                                              $  20,651,451.77
            f.  Class A-2 Principal Distribution                                                              $           0.00
            g.  Class A-3 Principal Distribution                                                              $           0.00
            h.  Class A-4 Principal Distribution                                                              $           0.00

            i.  Total Deposits to Note Payment Account (sum a - h)                                            $  23,656,360.54

    34 .    Withdrawals
            a.  Class A-1 Distribution                                                                        $  21,092,456.84
            b.  Class A-2 Distribution                                                                        $   1,049,973.17
            c.  Class A-3 Distribution                                                                        $   1,007,803.33
            d.  Class A-4 Distribution                                                                        $     506,127.20
                                                                                                              ----------------
                                                                                                              ----------------
            e.  Total Withdrawals from Note Payment Account (sum a - d)                                       $  23,656,360.54

Certificate Payment Account Activity

    35 .    Deposits
            a.  Certificate Interest Distribution                                                             $      76,419.91
            b.  Certificate Principal Distribution                                                            $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
            c.  Total Deposits to Certificate Payment Account (sum a - b)                                     $      76,419.91

    36 .    Withdrawals
            a.  Certificate Distribution                                                                      $      76,419.91
                                                                                                              ----------------
                                                                                                              ----------------
            b.  Total Withdrawals from Certifiate Payment Account                                             $      76,419.91

Required Reserve Account Amount

       If no Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the lesser of: (Ln37 or Ln38)

    37 .    Greater of: (a or b)
            a.  Percentage applicable times Pool Balance as of the last day
                of the prior Collection Period   percentage applicable    = 3.75% )                           $  21,754,633.64
            b.  $6,439,577.60                                                                                 $   6,439,577.60

    38 .    Sum of Note Balance and Certificate Balance as of current Payment Date
            (after giving effect to all principal payments on current Payment Date)                           $ 559,472,111.92

       If a Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the Required Reserve Account Increase Amount:

    39 .    Greater of: (a or b)
            a.  Percentage applicable times Pool Balance as of the last day
                of the prior Collection Period  (percentage applicable    = 7.50% )                           $  43,509,267.28
            b.  $12,879,155.19                                                                                $  12,879,155.19

    40 .    Required Reserve Account Amount                                                                   $  21,754,633.64

Reserve Account Reconciliation

    41 .    Beginning Balance (as of Preceding Payment Date)                                                  $  22,516,075.69

    42 .    Investment Earnings                                                                               $     111,304.96

    43 .    Reserve Account Draw Amount                                                                       $           0.00

                                                                                                              ----------------
                                                                                                              ----------------
    44 .    Reserve Account Amount (Ln 41 + Ln42 - Ln43)                                                      $  22,627,380.65

    45 .    Deposit from Excess Available Funds                                                               $           0.00

    46 .    Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                      $     872,747.02

                                                                                                              ----------------
                                                                                                              ----------------
    47 .    Ending Balance (Ln44 + Ln45 - Ln46)                                                               $  21,754,633.64

    48 .    Reserve Account Deficiency (Ln40 - Ln47)                                                          $           0.00

Instructions to the Trustee

    49 .    Amount to be deposited from the Reserve Account into the Collection Account                       $           0.00

    50 .    Amount to be paid to Servicer from the Collection Account                                         $     483,436.30

    51 .    Amount to be deposited from the Collection Account into the Note Payment Account                  $  23,656,360.54

    52 .    Amount to be deposited from the Collection Account into the Certificate Payment Account           $      76,419.91

    53 .    Amount to be paid to Insurance Provider from the Collection Account                               $      79,928.14

    54 .    Amount to be deposited from the Collection Account into the Reserve Account                       $           0.00

    55 .    Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
            Exceeds Required Reserve Amount                                                                   $     872,747.02

    56 .    Amount to be paid to Seller from the Collection Account for any remaining Available Funds         $   1,091,985.33

    57 .    Amount to be paid to Class A-1 Noteholders from the Note Payment Account                          $  21,092,456.84

    58 .    Amount to be paid to Class A-2 Noteholders from the Note Payment Account                          $   1,049,973.17

    59 .    Amount to be paid to Class A-3 Noteholders from the Note Payment Account                          $   1,007,803.33

    60 .    Amount to be paid to Class A-4 Noteholders from the Note Payment Account                          $     506,127.20

    61 .    Amount to be paid to Certificateholders from the Certificate Payment Account                      $      76,419.91

Net Loss and Delinquency Activity

    62 .    Cummulative Net Losses                                                                            $     722,629.08

    63 .    Cumulative Net Loss Percentage
            a.  For the current Collection Period                                                             %         0.1122%
            b.  Has a Required Reserve Account Increase Event occurred?                                                     NO
            c.  Has a Cumulative Net Loss Trigger Event occurred?                                                           NO

    64 .    Delinquency Analysis                                                           Number of              Principal
                                                                                             Loans                 Balance
                                                                                      ----------------------------------------
                                                                                      ----------------------------------------

            a.  31 to 60 days past due                                                        598             $   5,376,476.00
            b.  61 to 90 days past due                                                        119             $   1,053,867.00
            c.  91 or more days past due                                                       62             $     468,580.00
                                                                                      ----------------------------------------
                                                                                      ----------------------------------------
            d.  Total (sum a - c)                                                             779                 6,898,923.00


    65 .    Delinquency Ratio including Repossessions
            a.  For the current Collection Period                                                              %        1.1892%
            b.  For the preceding Collection Period                                                            %        1.2242%
            c.  For the second preceding Collection Period                                                     %        0.9721%
            d.  Average Delinquency Ratio (average a - c)                                                      %        1.1285%
            e.  Has a Required Reserve Account Increase Event occurred (greater than 4.25%)?                       NO
            f.  Has a Trigger Event occurred (greater than 5.25%)?                                                 NO


IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 9th day of February, 2000.

CARMAX AUTO SUPERSTORES, INC.
===================================================
As Servicer

By:             s/Philip J. Dunn
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Name:           Philip J. Dunn
                -----------------------------------

Title:          Treasurer and Assistant Secretary
                -----------------------------------